EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      In connection with the Annual Report of SED International Holdings, Inc (the “Company”) on Form 10-K for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Diamond, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, and for, the periods presented in this Report.

/s/ MARK DIAMOND

Mark Diamond
President & Chief Executive Officer
(Principal Executive Officer)

Dated: September 17, 2004

      The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate document.